Intangible Assets	9 Months Ended
Sep. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

4.	Intangible Assets

Intangible assets consist of the following (in thousands):

	September 30, 2022	December 31, 2021
Patents	$12	$12
Less—Accumulated amortization	(2)	(1)
Intangible assets, net	$10	$11

The Company recorded amortization expense related to patent number 11.069.945 on July 20, 2021. The Company amortizes patents using the straight-line method over the estimated useful life of the patent, which is ten 10 years. The Company recorded amortization expense of $ and $1 thousand during the three and nine months ended September 30, 2022, respectively. The Company recorded amortization expense of $1 thousand for the three and nine months ended September 30, 2021. Patent expense for patents in process are recorded to Prepaid and other assets.